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                                                                    EXHIBIT 21.1

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                                                                                    JURISDICTION OF
SUBSIDIARY                                                                           INCORPORATION
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
BG/RDI ACQUISITION CORP.                                                               Delaware
BLUEGREEN ASSET MANAGEMENT CORPORATION                                                 Delaware
BLUEGREEN/BIG CEDAR VACATIONS, LLC.                                                    Delaware
BLUEGREEN CAROLINA LANDS, LLC.                                                         Delaware
BLUEGREEN CORPORATION                                                                  Massachusetts
BLUEGREEN CORPORATION GREAT LAKES (WI)                                                 Wisconsin
BLUEGREEN CORPORATION OF CANADA                                                        Delaware
BLUEGREEN CORPORATION OF TENNESSEE                                                     Delaware
BLUEGREEN CORPORATION OF THE ROCKIES                                                   Delaware
BLUEGREEN GOLF CLUBS, INC.                                                             Delaware
BLUEGREEN HOLDING CORPORATION (TEXAS)                                                  Delaware
BLUEGREEN INTERIORS, LLC.                                                              Delaware
BLUEGREEN LAND AND REALTY, INC.                                                        Colorado
BLUEGREEN PROPERTIES N.V.                                                              Aruba
BLUEGREEN PROPERTIES OF VIRGINIA, INC.                                                 Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION I                                            Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION II                                           Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION III                                          Delaware
BLUEGREEN RESORTS INTERNATIONAL, INC.                                                  Delaware
BLUEGREEN RESORTS MANAGEMENT, INC.                                                     Delaware
BLUEGREEN SOUTHWEST LAND, INC.                                                         Delaware
BLUEGREEN SOUTHWEST ONE, L.P.                                                          Delaware
BLUEGREEN WEST CORPORATION                                                             Delaware
BRFC III DEED CORPORATION                                                              Delaware
BXG REALTY TENN, INC.                                                                  Tennessee
CAROLINA NATIONAL GOLF CLUB, INC.                                                      North Carolina
LEISURE CAPITAL CORP.                                                                  Vermont
NEW ENGLAND ADVERTISING CORP.                                                          Vermont
PATTEN RECEIVABLES FINANCE CORPORATION X                                               Delaware
PROPERTIES OF THE SOUTHWEST ONE, INC.                                                  Delaware
SOUTH FLORIDA AVIATION, INC.                                                           Florida
WINDING RIVER REALTY, INC.                                                             North Carolina
BLUEGREEN VACATIONS UNLIMITED, INC. f/k/a RDI RESOURCES, INC.                          Florida
BLUE RIDGE PUBLIC SERVICE COMPANY                                                      Virginia
RESORT TITLE AGENCY, INC.                                                              Florida
VACATION TRUST, INC.                                                                   Florida
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